                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 12, 2002 included in this Form 10-K into the Company's previously filed Registration Statement
File No. 33-54479.

                                        ARTHUR ANDERSEN LLP

Houston, Texas
April 12, 2002